Exhibit 99.2

NOTE: This report is an unchanged copy of a previously issued Arthur Andersen, LLP Accountants' report. Obtaining a consent from Arthur Andersen, LLP is not possible, and this report has not been reissued by Arthur Andersen, LLP. We are filing this copy of the previously issued report as permitted by Regulation S-X 210.2-.02(e).



                         WPD INVESTMENT HOLDINGS LIMITED
                           AND SUBSIDIARY UNDERTAKINGS

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

                        FOR THE YEAR ENDED 31 MARCH 2002

CONTENTS
                                                                    PAGE

DIRECTORS' REPORT                                                    1

Statement of directors' responsibilities                             3

Independent auditors' report                                         4

Financial Statements:
     Group profit and loss account                                   5
     Balance sheets                                                  6
     Group statements of cash flows                                  7
     Notes to the financial statements                               8

DIRECTORS' REPORT
For the year ended 31 March 2002

The directors present their annual report on the affairs of WPD Investment Holdings Limited ("the Company") and its subsidiary undertakings ("the Group"), together with the group financial statements and independent auditors' report for the year ended 31 March 2002.

The Company was incorporated on 6 September 2000 as a private limited company.

OWNERSHIP
The Company is owned 49% indirectly by Mirant Corporation ("Mirant"), a global competitive energy company based in Atlanta, Georgia, United States of America ("US") and 51% indirectly by PPL Corporation ("PPL"), an electricity utility of Allentown, Pennsylvania, US. Both parties share operational and management control equally.

PRINCIPAL ACTIVITY AND BUSINESS REVIEW
The Group's principal activity, conducted by WPD Limited, was the acquisition and subsequent reorganisation of Hyder Limited ("Hyder", formerly Hyder plc). WPD Limited also provides electrical power generation for standby purposes.

In September 2000, WPD Limited acquired the ordinary share capital of Hyder. Hyder's preference shares have since been redeemed at par. Subsequent to the acquisition, WPD Limited commenced a programme of disposals of Hyder's fixed asset investments and by 31 March 2002 it had completed substantially all of these disposals with the exeption of certain minor subsidiaries.

As part of this disposal programme, the electricity distribution business, Western Power Distribution (South Wales) plc (formerly South Wales Electricity plc) together with certain investments and properties, was sold indirectly to WPD Holdings UK in March 2001. WPD Holdings UK is owned jointly by Mirant and PPL, and is an indirect parent of Western Power Distribution (South West) plc, owner of the electricity distribution system in the south west of England.

Disposals in the year ended 31 March 2002 included Hyder's water and sewarage services business, Dwr Cymru Cyfyngedig, which was subject of a financial restructuring before being sold on 11 May 2002.

RESULTS AND DIVIDENDS
The Group loss for the financial year, after taxation, amounted to (pound)29,857,700. The directors do not recommend a dividend.

DIRECTORS' REPORT
For the year ended 31 March 2002

DIRECTORS AND THEIR INTERESTS
The directors who served during the year were as follows:

                                Appointed                        Resigned
                                ---------                        --------
  P Champagne                23 April 2001                   20 December 2001
  P A Farr                   18 January 2002                          -
  M E Fletcher               23 April 2001                            -
  D M Kleppinger             19 December 2000                         -
  D C S Oosthuizen           19 December 2000                         -
  R F Owen                   23 April 2001                            -
  R L Petersen               21 December 2001                         -
  B S Rush                   23 April 2001                   27 March 2002
  T J Seelaus                1 June 2001                     17 January 2002
  R A Symons                 19 December 2000                           -

Subsequent to the year end, on 27 May 2002, C J Edwards was appointed as a director.

During and at the end of the financial year, no director was materially interested in any contract of significance in relation to the Group's business. At 31 March 2002, no director had a beneficial interest in any of the Group companies.

AUDITORS
Arthur Andersen will not be seeking re-appointment as auditors for the forthcoming year. A resolution to appoint a successor will be proposed at the Annual General Meeting.

By Order of the Board,




R A Symons
Director


WPD INVESTMENT HOLDINGS LIMITED
Avonbank
Feeder Road
Bristol BS2 0TB

25 July 2002

STATEMENT OF DIRECTORS' RESPONSIBILITIES

Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the Company and Group and of the profit or loss of the Group for that year. In preparing those financial statements, the directors are required to:

-    select suitable accounting policies and then apply them consistently;

-    make judgements and estimates that are reasonable and prudent;

- state whether applicable accounting standards have been followed, subject to any material departures disclosed and explained in the financial statements; and

- prepare the financial statements on the going concern basis unless it is inappropriate to presume that the Company and Group will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the Company and Group and enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the Company and Group and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

INDEPENDENT AUDITORS' REPORT
TO THE SHAREHOLDERS OF WPD INVESTMENT HOLDINGS LIMITED

We have audited the financial statements of WPD Investment Holdings Limited for the year ended 31 March 2002 which comprise the profit and loss account, balance sheets, cash flow statement and the related notes numbered 1 to 17. These financial statements have been prepared under the accounting policies set out therein.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS
The directors' responsibilities for preparing the annual report and the financial statements in accordance with applicable law and United Kingdom Accounting Standards are set out in the Statement of directors' responsibilities. Our responsibility is to audit the financial statements in accordance with relevant legal and regulatory requirements and United Kingdom Auditing Standards.

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act 1985. We also report to you if, in our opinion, the Directors' report is not consistent with the financial statements, if the Company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding directors' remuneration and transactions with the Company and other members of the Group is not disclosed.

We read the Directors' report and consider the implications for our report if we become aware of any apparent misstatements within it.

BASIS OF OPINION
We conducted our audit in accordance with United Kingdom Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements and of whether the accounting policies are appropriate to the circumstances of the Company and of the Group, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

OPINION
In our opinion the financial statements give a true and fair view of the state of affairs of the Company and of the Group at 31 March 2002 and of the Group's loss for the year then ended and have been properly prepared in accordance with the Companies Act 1985.

ARTHUR ANDERSEN
Chartered Accountants and Registered Auditors
1 The Square
Temple Quay
Bristol  BS1 6DG
25 July 2002


GROUP PROFIT AND LOSS ACCOUNT
For the year ended 31 March 2002

                                                                                    2002                 2001
                                                              Note           (pound)'000          (pound)'000
-------------------------------------------------------------------------------------------------------------


TURNOVER - CONTINUING OPERATIONS                                                    34.3                28.6

NET OPERATING COSTS                                              2                (159.1)           (1,326.1)
-------------------------------------------------------------------------------------------------------------

OPERATING LOSS - CONTINUING OPERATIONS                                            (124.8)           (1,297.5)

Loss on disposal of investments held for resale                                       -            (58,776.8)
-------------------------------------------------------------------------------------------------------------

LOSS ON ORDINARY ACTIVITIES BEFORE INTEREST                                       (124.8)          (60,074.3)

Interest receivable                                                                 26.7               393.7

Interest payable and similar charges                             4             (29,759.6)          (22,438.3)
-------------------------------------------------------------------------------------------------------------

LOSS ON ORDINARY ACTIVITIES BEFORE TAXATION                                    (29,857.7)          (82,118.9)

Tax on loss on ordinary activities                               5                    -                    -
-------------------------------------------------------------------------------------------------------------

LOSS ON ORDINARY ACTIVITIES AFTER TAXATION,
     BEING LOSS FOR THE FINANCIAL YEAR                                         (29,857.7)          (82,118.9)

Dividends declared                                                                    -                    -
-------------------------------------------------------------------------------------------------------------

AMOUNTS TRANSFERRED FROM RESERVES                               13             (29,857.7)          (82,118.9)

-------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of this Group profit and loss account.

There are no recognised gains or losses other than the loss for each financial year.


BALANCE SHEETS
At 31 March 2002

                                                                       GROUP                     COMPANY
                                                                 2002             2001        2002            2001
                                          Note            (pound)'000      (pound)'000 (pound)'000     (pound)'000
------------------------------------------------------------------------------------------------------------------
FIXED ASSETS
Tangible assets                                6                31.7              41.7           -             -
Investments                                    7                 -                 -           0.1           0.1

CURRENT ASSETS
Stocks                                                          13.8              13.8           -             -
Debtors                                        8               431.1             110.7         0.9           0.9
Investments held for resale                    9           480,000.0         527,000.0           -             -
Cash at bank and in hand                                       351.1           1,117.4           -             -
------------------------------------------------------------------------------------------------------------------
                                                           480,796.0         528,241.9         0.9           0.9

CREDITORS: AMOUNTS FALLING DUE
     WITHIN ONE YEAR                          10          (592,793.5)       (610,391.7)          -             -

------------------------------------------------------------------------------------------------------------------

NET CURRENT (LIABILITIES)/ASSETS                          (111,997.5)        (82,149.8)        0.9           0.9

------------------------------------------------------------------------------------------------------------------

TOTAL ASSETS LESS CURRENT LIABILITIES
     BEING NET (LIABILITIES)/ASSETS                       (111,965.8)        (82,108.1)        1.0           1.0

------------------------------------------------------------------------------------------------------------------

CAPITAL AND RESERVES
Called up share capital                       12                 1.0               1.0         1.0           1.0
Other reserves                                13                 9.8               9.8           -             -
Profit and loss account                       13          (111,976.6)        (82,118.9)          -             -

------------------------------------------------------------------------------------------------------------------

EQUITY SHAREHOLDERS' FUNDS                    14          (111,965.8)        (82,108.1)        1.0           1.0

------------------------------------------------------------------------------------------------------------------


The financial statements on pages 5 to 15 were approved by the Board of Directors on 25 July 2002 and were signed on its behalf by:



R A Symons
Director


The accompanying notes are an integral part of these balance sheets.

GROUP STATEMENT OF CASH FLOWS
For the year ended 31 March 2002

                                                                         2002                             2001
                                               Note        (pound)'000      (pound)'000   (pound)'000         (pound)'000
-------------------------------------------------------------------------------------------------------------------------
NET CASH OUTFLOW FROM
     OPERATING ACTIVITIES                      15a                               (727.5)                          (266.4)

RETURNS ON INVESTMENTS AND SERVICING OF FINANCE
Interest received                                                26.5                           340.3
Interest paid                                                (6,604.6)                       (1,312.9)
Dividends received                                           47,000.0                               -
                                                           ----------                        --------
Net cash inflow/(outflow) from returns
     on investments and servicing of finance                                   40,421.9                           (972.6)

NET CASH OUTFLOW FROM ACQUISITIONS
Acquisition of Hyder Limited                                                   (3,460.7)                      (577,221.8)
-------------------------------------------------------------------------------------------------------------------------

CASH INFLOW/(OUTFLOW) BEFORE FINANCING                                         36,233.7                       (578,460.8)

FINANCING
 Loan from subsidiary undertaking                           450,000.0                               -
 Receipt of loans from affiliated companies                         -                       579,578.2
 Repayment of affiliated company loans                     (487,000.0)                              -
                                                           ----------                        --------
 Net cash (outflow)/inflow from financing                                     (37,000.0)                       579,578.2

-------------------------------------------------------------------------------------------------------------------------

(DECREASE)/INCREASE IN CASH
     IN THE YEAR                               15b                               (766.3)                         1,117.4

-------------------------------------------------------------------------------------------------------------------------

RECONCILIATION OF NET CASH FLOW TO MOVEMENT IN NET DEBT
                                                                                  2002                              2001
                                                                           (pound)'000                       (pound)'000
-------------------------------------------------------------------------------------------------------------------------

(Decrease)/increase in cash                                                      (766.3)                         1,117.4
Cash outflow/(inflow) from decrease/(increase) in loans                        37,000.0                       (579,578.2)

-------------------------------------------------------------------------------------------------------------------------

MOVEMENT IN NET DEBT                                                           36,233.7                       (578,460.8)

NET DEBT AT 1 APRIL 2001                       15b                           (578,460.8)                               -

-------------------------------------------------------------------------------------------------------------------------

NET DEBT AT 31 MARCH 2002                      15b                           (542,227.1)                      (578,460.8)

-------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of this Group statement of cash flows.

NOTES TO THE FINANCIAL STATEMENTS
For the year ended 31 March 2002

1. ACCOUNTING POLICIES

The principal accounting policies are summarised below. They have all been applied consistently throughout the year and the preceding year except for the policy on deferred taxation which has been changed to comply with Financial Reporting Standard 19 ("FRS19"). No prior adjustment was required in relation to this change.

BASIS OF PREPARATION
The financial statements have been prepared under the historical cost convention and in accordance with applicable accounting standards.

The financial statements have been prepared on the going concern basis given that WPD Holdings UK, an affiliated company, has confirmed that it will provide the Comapny with such financial support as required for it to remain a going concern for a period of 12 months following the date of these financial statements.

BASIS OF CONSOLIDATION
The Group financial statements consolidate the financial statements of WPD Investment Holdings Limited and all its subsidiary undertakings drawn to 31 March each year. No profit and loss account is presented for WPD Investment Holdings Limited as permitted by section 230 of the Companies Act 1985.

All of the subsidiaries which were acquired as part of the Hyder group have been excluded from consolidation as the Group's interest is held exclusively with a view to subsequent resale. These subsidiaries are recorded as assets held for disposal within current assets. Since the acquisition of Hyder, the Group has disposed of virtually all of its investments in these businesses.

On 19 December 2000, WPD Investment Holdings Limited became the parent company of the WPD Limited group through a share for share exchange with WPD Limited's owners, Mirant and PPL. The Group reconstruction was accounted for using the merger principles set out in Financial Reporting Standard 6.

TANGIBLE FIXED ASSETS
Tangible fixed assets are stated at cost, net of depreciation and any provision for impairment. Depreciation is provided on all tangible fixed assets at rates calculated to write off the cost of each asset on a straight-line basis over its expected useful life of 5 years.

TAXATION
Current tax is provided at amounts expected to be paid (or recovered) using the tax rates and laws that have been enacted or substantially enacted by the balance sheet date.

NOTES TO THE FINANCIAL STATEMENTS
For the year ended 31 March 2002

1. ACCOUNTING POLICIES (CONTINUED)

TAXATION (CONTINUED)

Deferred tax is recognised in respect of all timing differences that have originated but not reversed at the balance sheet date where transactions or events that result in an obligation to pay more tax in the future or a right to pay less tax in the future have occurred at the balance sheet date. Timing differences are differences between the Group's taxable profits and its results as stated in the financial statements that arise from the inclusion of gains and losses in tax assessments in years different from those in which they are recognised in the financial statements.

A net deferred tax asset is regarded as recoverable and therefore recognised only when, on the basis of all available evidence, it can be regarded as more likely than not that that there will be suitable taxable profits from which the future reversal of the underlying timing differences can be deducted.

Deferred tax is measured at the average tax rates that are expected to apply in the years in which the timing differences are expected to reverse, based on tax rates and laws that have been enacted or substantively enacted by the balance sheet date.

INVESTMENTS
Current asset investments are stated at the lower of cost and net realisable value.

STOCKS
Stocks are stated at the lower of cost and net realisable value. Provision is made for obsolete, slow-moving or defective items where appropriate.

TURNOVER
Turnover represents amounts receivable for goods and services provided in the normal course of business, net of VAT in respect of continuing activities in the United Kingdom.

2. OPERATING LOSS

Operating loss is stated after charging:                               2002                                         2001
                                                                (pound)'000                                  (pound)'000
-------------------------------------------------------------------------------------------------------------------------

Depreciation - own assets                                               8.3                                          8.3
Auditors' remuneration:
     Audit fees and expenses                                            6.0                                          6.0
     Other fees and expenses                                              -                                          1.5

-------------------------------------------------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
For the year ended 31 March 2002

3. DIRECTORS AND EMPLOYEES

Emoluments of directors were in respect of their services to affiliated companies. Details are given in the accounts of Western Power Distribution Holdings Limited, Mirant, and PPL. Excluding companies held for resale, the Group had no employees.


4. INTEREST PAYABLE AND SIMILAR CHARGES                                                    2002                     2001
                                                                                    (pound)'000              (pound)'000
-------------------------------------------------------------------------------------------------------------------------
     On loans from Group* and affiliated companies                                     29,759.6                 21,113.2
     Other                                                                                    -                  1,325.1

-------------------------------------------------------------------------------------------------------------------------

                                                                                       29,759.6                 22,438.3

-------------------------------------------------------------------------------------------------------------------------



* Interest payable in 2002 includes that on a loan to the Company from Hyder Limited, which is a subsidiary accounted for as an investment held for resale.



5. TAXATION

No UK tax has been provided as the Group has surplus tax losses. Due to the ongoing break-up of the group, these losses may not be utilised against future profits.


6. TANGIBLE FIXED ASSETS                                                                                           PLANT
                                                                                                             & MACHINERY
                                                                                                             (pound)'000
-------------------------------------------------------------------------------------------------------------------------
COST
At 1 April 2001 and 31 March 2002                                                                                   50.0

-------------------------------------------------------------------------------------------------------------------------
DEPRECIATION
At 1 April 2001                                                                                                      8.3
Charge for the year                                                                                                 10.0
-------------------------------------------------------------------------------------------------------------------------

At 31 March 2002                                                                                                    18.3

-------------------------------------------------------------------------------------------------------------------------

NET BOOK VALUE
AT 31 MARCH 2002                                                                                                    31.7

-------------------------------------------------------------------------------------------------------------------------

At 1 April 2002                                                                                                     41.7

-------------------------------------------------------------------------------------------------------------------------


NOTES TO THE FINANCIAL STATEMENTS
For the year ended 31 March 2002

7. FIXED ASSET INVESTMENTS

In December 2000, the Company allotted shares to indirect subsidiaries of Mirant and PPL at par in consideration of the transfer to the Company of all the class A shares, all the class B shares, and all except two of the class C shares in WPD Limited held by them, and the transfer to the Company of the ordinary shares in WPD Guernsey Limited held by them.

The two C shares in WPD Limited held by Mirant and PPL were subsequently transferred to WPD Guernsey Limited.

Shares in group undertakings                                                              GROUP                  COMPANY
                                                                                    (pound)'000              (pound)'000
-------------------------------------------------------------------------------------------------------------------------

At 1 April 2001 and 31 March 2002                                                            -                      0.1

-------------------------------------------------------------------------------------------------------------------------

8. DEBTORS

                                                                                           2002                     2001
                                                                                    (pound)'000              (pound)'000
-------------------------------------------------------------------------------------------------------------------------

Other debtors                                                                             377.5                     57.3
Prepayments and accrued income                                                             53.6                     53.4

-------------------------------------------------------------------------------------------------------------------------

                                                                                          431.1                    110.7

-------------------------------------------------------------------------------------------------------------------------


9. INVESTMENTS HELD FOR RESALE

In September 2000, WPD Limited acquired control of the ordinary share capital of Hyder Limited (formerly Hyder plc) at 365p per ordinary share. In October 2000 acceptances of the 365p offer exceeded 90% of shares in issue and WPD Limited exercised its statutory right to acquire all of the remaining shares in issue.

Following Hyder's acquisition by WPD Limited, a fixed asset investment disposal programme was commenced, and by 31 March 2002 Hyder had disposed of its interests in substantially all of its subsidiary companies.

As part of this disposal programme, the electricity distribution business, Western Power Distribution (South Wales) plc (formerly South Wales Electricity plc) together with certain investments and properties, was sold indirectly to WPD Holdings UK in March 2001. The US $ loan notes in Hyder Limited were exchanged for similar notes issued by WPD Holdings UK. As part of this exchange a payment of (pound)306.1m was made to WPD Holdings UK.

NOTES TO THE FINANCIAL STATEMENTS
For the year ended 31 March 2002


9. INVESTMENTS HELD FOR RESALE (CONTINUED)

All of the subsidiaries which were acquired as part of the acquisition of Hyder Limited have been excluded from consolidation because they were held exclusively with a view to subsequent resale and accordingly, the investment has been accounted for as a current asset, at the lower of cost and net realisable value.

10. CREDITORS:  AMOUNTS FALLING DUE WITHIN ONE YEAR

                                                                                           2002                     2001
                                                                                    (pound)'000              (pound)'000
-------------------------------------------------------------------------------------------------------------------------
Loans from Group and affiliated companies (see note 11)                               542,578.2                579,578.2
Other creditors                                                                         5,474.7                  7,785.0
Accruals and deferred income                                                           44,740.6                 23,028.5

-------------------------------------------------------------------------------------------------------------------------

                                                                                      592,793.5                610,391.7

-------------------------------------------------------------------------------------------------------------------------

The Company had no creditors at the end of either period.

11. LOANS FROM GROUP AND AFFILIATED COMPANIES

                                                                                           2002                     2001
                                                                                    (pound)'000              (pound)'000
-------------------------------------------------------------------------------------------------------------------------

Loan from Hyder Limited                                                               450,000.0                        -
Loan from WPD Holdings UK                                                              92,578.2                354,578.2
Loan from Western Power Distribution (South West) plc                                         -                 85,000.0
Loan from Mirant                                                                              -                 68,600.0
Loan from PPL                                                                                 -                 71,400.0

-------------------------------------------------------------------------------------------------------------------------
                                                                                      542,578.2                579,578.2

-------------------------------------------------------------------------------------------------------------------------


The loan from Hyder Limited carries interest at LIBOR plus 0.2%.

The loan from WPD Holdings UK carries interest at LIBOR plus 1%. On 11 May 2001, (pound)347 million of the loan was repaid. WPD Holdings UK is owned jointly by subsidiaries of Mirant and PPL.

On 3 May 2001, the (pound)85m loan from Western Power Distribution (South West) plc was assigned to WPD Holdings UK.

NOTES TO THE FINANCIAL STATEMENTS
For the year ended 31 March 2002


12. CALLED-UP SHARE CAPITAL

                                                                                           2002                     2001
                                                                                    (pound)'000              (pound)'000
-------------------------------------------------------------------------------------------------------------------------
Authorised
     490 "A" Ordinary shares of(pound)1 each                                                0.5                      0.5
     490 "B" Ordinary shares of(pound)1 each                                                0.5                      0.5
     20 "C" Ordinary shares of(pound)1 each                                                   -                        -
     100 Ordinary shares of(pound)1 each                                                    0.1                      0.1

-------------------------------------------------------------------------------------------------------------------------

                                                                                            1.1                      1.1

-------------------------------------------------------------------------------------------------------------------------

Allotted, called-up and fully paid
     490 "A" Ordinary shares of(pound)1 each                                                0.5                      0.5
     490 "B" Ordinary shares of(pound)1 each                                                0.5                      0.5
     20 "C" Ordinary shares of(pound)1 each                                                   -                        -

-------------------------------------------------------------------------------------------------------------------------

                                                                                            1.0                      1.0

-------------------------------------------------------------------------------------------------------------------------

13. GROUP RESERVES

                                                                                          OTHER               PROFIT AND
                                                                                       RESERVES             LOSS ACCOUNT
                                                                                    (pound)'000              (pound)'000
-------------------------------------------------------------------------------------------------------------------------

At 1 April 2001                                                                             9.8               (82,118.9)
Loss for the year                                                                             -               (29,857.7)

-------------------------------------------------------------------------------------------------------------------------

At 31 March 2002                                                                            9.8              (111,976.6)

-------------------------------------------------------------------------------------------------------------------------



Other reserves represents the merger reserve of (pound)9,800 arising as a result of the merger of WPD Investment Holdings Limited and WPD Limited in December 2000.

NOTES TO THE FINANCIAL STATEMENTS
For the year ended 31 March 2002


14. RECONCILIATION OF MOVEMENTS IN GROUP SHAREHOLDERS' FUNDS



                                                                                      2002                          2001
                                                                               (pound)'000                   (pound)'000
-------------------------------------------------------------------------------------------------------------------------
Loss for the financial year                                                      (29,857.7)                   (82,118.9)
Net proceeds of issue of ordinary share capital                                          -                          1.0
Merger adjustment                                                                        -                          9.8
-------------------------------------------------------------------------------------------------------------------------

Net reduction to equity shareholders' funds                                      (29,857.7)                   (82,108.1)

Equity shareholders' funds at 1 April 2001                                       (82,108.1)                           -
-------------------------------------------------------------------------------------------------------------------------

Equity shareholders' funds at 31 March 2002                                     (111,965.8)                   (82,108.1)

-------------------------------------------------------------------------------------------------------------------------


15. NOTES TO THE STATEMENT OF CASH FLOWS

(a) Reconciliation of operating loss to net cash outflow from operating activities

                                                                                      2002                          2001
                                                                               (pound)'000                   (pound)'000
-------------------------------------------------------------------------------------------------------------------------

Operating loss                                                                      (124.8)                    (1,297.5)
Depreciation                                                                          10.0                          8.3
Increase in stocks                                                                       -                        (13.8)
Increase in debtors                                                                 (320.2)                       (46.5)
(Decrease)/increase in creditors                                                    (292.5)                     1,083.1
-------------------------------------------------------------------------------------------------------------------------

Net cash outflow from operating activities                                          (727.5)                      (266.4)

-------------------------------------------------------------------------------------------------------------------------


(b) Analysis of changes in net debt                            AT 1 APRIL                  CASH              AT 31 MARCH
                                                                     2001                  flow                     2002
                                                              (pound)'000           (pound)'000              (pound)'000
-------------------------------------------------------------------------------------------------------------------------

Cash at bank                                                      1,117.4                 (766.3)                 351.1

Debt due within one year                                       (579,578.2)              37,000.0             (542,578.2)
-------------------------------------------------------------------------------------------------------------------------

                                                               (578,460.8)              36,233.7             (542,227.1)

-------------------------------------------------------------------------------------------------------------------------



NOTES TO THE FINANCIAL STATEMENTS
For the year ended 31 March 2002


16. RELATED PARTY TRANSACTIONS

Loans from affiliated companies are shown in note 11.


17. ULTIMATE PARENT UNDERTAKINGS

The ultimate controlling parties are Mirant Corporation and PPL Corporation, both registered in the United States, who have equal control of WPD Investment Holdings Limited.







REGISTERED OFFICE:

WPD INVESTMENT HOLDINGS LIMITED
Avonbank
Feeder Road
Bristol  BS2 0TB


Telephone : 0117 933 2000
Fax : 0117 933 2001
eMail: info@westernpower.co.uk

Registered number : 4066211